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                       SECURITIES and EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2004

                              THE BISYS GROUP, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                     0-19922                    13-3532663
(State or other Jurisdiction      (Commission File             (IRS Employer
    of incorporation)                  Number)               Identification No.)

                    90 Park Avenue, New York, New York 10016

                    (Address of principal executive offices)

                                 (212) 907-6000

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 12. Results of Operations and Financial Condition.

     On May 17, 2004, The BISYS Group, Inc. issued a press release updating its financial results for the fiscal quarter ended March 31, 2004, announcing that it will delay the filing of its third quarter Form 10-Q and announcing that it will restate results of prior periods. On May 18, 2004, The BISYS Group, Inc. issued a press release clarifying certain items previously reported. A copy of the press releases are furnished herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference in its entirety.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE BISYS GROUP, INC.


                                                By:   /s/ Kevin J. Dell
                                                   ------------------------
                                                   Kevin J. Dell
                                                   Executive Vice President,
                                                   General Counsel and Secretary


Date:  May 18, 2004

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                                  EXHIBIT INDEX

Exhibit No.                        Description

  99.1                             Press Release issued by The BISYS Group, Inc.
                                   dated May 17, 2004.

  99.2                             Press Release issued by The BISYS Group, Inc.
                                   dated May 18, 2004.